UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05795 )

Exact name of registrant as specified in charter: Putnam High Yield Municipal Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: March 31, 2008

Date of reporting period: April 1, 2007— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Municipal Trust

9|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Municipal Trust

9| 30| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	55

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees.  Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Municipal Trust: potential for high
current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam High Yield Municipal Trust seeks to help investors reduce the impact of both by investing in lower-rated, higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. These bonds are backed by either the issuing state, city, or town, or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many higher-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds should be deemed prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. This analysis helps the management team identify bonds that it believes to have attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

This active management and in-depth research are invaluable for investors seeking to benefit from these bonds’ investment potential.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. This fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam High Yield
Municipal Trust

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 13–15 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

Report from the fund managers

The period in review

In recent months, high-yield bonds have faced headwinds resulting from the rise of default risk in the U.S. real estate market. Losses on a large number of mortgage-backed bonds as well as securities structured in part from subprime mortgages caused credit markets to seize up in July and August, as investors grew concerned about the unknown extent of credit risk. These conditions were unfavorable for funds that focus on high-yield bonds. During the semiannual period that ended September 30, 2007, Putnam High Yield Municipal Trust lagged its benchmark, the Lehman Municipal Bond Index, declining 0.40% based on results at NAV. We attribute this underperformance to the fund’s strategic emphasis on lower-rated bonds, a category in which we include below-investment-grade bonds and bonds in the lowest investment-grade tier; the index contains a much greater representation of securities with higher credit ratings. The fund performed better than the average for its Lipper category, however, which we believe reflects the portfolio’s sizable weighting in Baa-rated debt relative to the fund’s peers with greater exposure to below-investment-grade bonds.

Market overview

A crisis in the subprime mortgage lending market and the resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds — during the six-month period ended September 30, 2007. While the fund did not own any securities that were directly affected by problems in the subprime mortgage market, the subprime crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios. Yield spreads — which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries, which carry virtually no credit risk —rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the tax-exempt bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end. Market liquidity effectively dried up as issuers discovered they would need to offer substantially higher yields on new bond issues to attract sufficient investor interest.

During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened quickly as demand for longer-maturity bonds weakened significantly. Long-term bond prices declined, and their yields rose, as investors reassessed the slim yield advantage that was being offered for the increased inflation risk associated with holding longer-maturity securities.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group, although the portfolio’s duration increased in absolute terms during the period. This strategy helped relative results as the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 9/30/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 18.

of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

Our sector strategies included greater-than-benchmark emphasis on tobacco settlement, power, and single-family housing bonds. The fund’s position in tobacco settlement bonds detracted from relative performance as this sector delivered weak results amidst the downturn in lower-rated bonds. The combination of heavy upcoming supply and investor aversion to riskier bonds weighed on the tobacco settlement sector. Bonds of power utilities had a positive impact on results as this sector was one of the better performers among higher-yielding sectors. Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as reduced mortgage-prepayment volatility and solid investor demand continued to support bonds in this sector.

Your fund’s holdings

The fund’s underperformance versus the index resulted primarily from its relatively larger positions in A- and Baa-rated securities, compared with the benchmark. This positioning detracted from relative performance during the semiannual period because yield spreads for lower-quality credits widened substantially during August. The market was reacting negatively to announcements from financial institutions of losses on structured securities that

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

contained non-performing subprime mortgage loans. Yield spreads widened for all but the highest-quality securities.

Our overweight to tobacco settlement bonds, relative to the peer group average, also had an adverse impact on results, as this sector suffered, especially in the latter part of the period. Although these bonds continue to pay a relatively high coupon compared with bonds of similar credit quality in other sectors, the sector experienced a setback due to a deteriorating balance of supply and demand. States appear likely to increase the supply of new issues in the near future, which will coincide with diminished market demand because of current risk aversion. Nevertheless, we continue to believe that tobacco settlement bonds provide valuable diversification, since their performance is not as closely tied to economic growth as are other, more economically sensitive holdings. The portfolio continued to hold a number of these bonds from a variety of states, including California, New Jersey, Iowa, Rhode Island, Washington, and Wisconsin, as well as the District of Columbia.

Several of our strategies had a positive impact on performance. A short (defensive) portfolio duration relative to the fund’s Lipper peer group added to performance during the sell-off in long-maturity bonds during May and June. After the sell-off, we modified this positioning, making portfolio duration more neutral relative to the market, which gave the portfolio a lift when long-term bonds rallied later in the summer.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

An overweight to power utilities also contributed to performance. Utilities have defensive characteristics because spending on power tends not to fluctuate with the economic cycle. As investors became risk averse during the semiannual period, many turned to the relative safety of utilities bonds. The yield spreads of utilities bonds increased by only about a third as much as the spreads of other sectors. Examples of holdings in this category include revenue bonds issued by the North Carolina Eastern Municipal Power Agency.

As mentioned in the strategy overview, we also maintained an overweight position to single-family housing bonds. Many of these mortgage-backed bonds are AAA-rated and represent some of the safest credits in the housing market. Yields in this sector remained relatively stable during the credit crisis. The fund held securities issued by the Mississippi Home Corporation and the Texas State Department of Housing and Community Affairs, among others.

In a reversal from the previous fiscal year, the fund’s smaller-than-average position in airline-related industrial development bonds (IDBs), helped performance results relative to the fund’s peer group. This high-risk sector felt the adverse impact of risk aversion in the market. Also, the portfolio did not hold debt of Northwest Airlines. As this company emerged from bankruptcy reorganization, concerns about its financial health lingered in the market, depressing the price and raising the yield for the company’s debt.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Tender offer results

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam High Yield Municipal Trust. As a result of the tender offer for shares of your fund, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer, see page 53 of this report.

In approving the tender offer for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

Merger with another Putnam closed-end fund proposed

In February 2007, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by

Putnam Investments. The initiative includes a proposal to merge your fund into Putnam Managed Municipal Income Trust. This merger must be approved by the common and preferred shareholders of both funds. The Trustees believe it is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which include additional pertinent information to enable you to make an informed decision about the merger, were mailed in recent months. If approved by shareholders, the merger is expected to take place by early 2008.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50% . This action helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe that is now the case among bonds that are at the lower end of the investment-grade credit spectrum and at the higher end of the below-investment-grade credit spectrum. As a result, we currently plan to reduce the fund’s underweight position, relative to the peer group average, in this area over the next several months. We want to position the fund to capitalize on any forthcoming market rally, and will rely on Putnam’s rigorous municipal-bond research capabilities to selectively add lower-rated securities to your fund’s portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 5/25/89)	6.29%	5.23%

10 years	57.77	24.96
Annual average	4.67	2.25

5 years	31.66	20.68
Annual average	5.66	3.83

3 years	18.46	24.06
Annual average	5.81	7.45

1 year	2.33	4.48

6 months	-0.40	-4.12

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 9/30/07

		Lipper High Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
Life of fund (since 5/25/89)	6.57%	6.13%

10 years	67.84	67.40
Annual average	5.32	5.25

5 years	21.76	36.65
Annual average	4.02	6.42

3 years	12.04	22.11
Annual average	3.86	6.87

1 year	3.10	2.12

6 months	1.15	-1.12

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 15, 15, 15, 12, 12, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 9/30/07

Distributions — common shares*

Number	6

Income[1]	$0.1950

Capital gains[2]	—

Total	$0.1950

	Series A
Distributions — preferred shares*	(900 shares)

Income[1]	$947.25

Capital gains[2]	—

Total	$947.25

Share value:	NAV	Market price

3/31/07	$7.97	$7.54

9/30/07	7.73	7.04

Current yield (end of period)

Current dividend rate[3]	5.05%	5.54%

Taxable equivalent[4]	7.77	8.52

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

Trustee and Putnam employee fund ownership

As of September 30, 2007, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$29,000	$ 91,000,000

Putnam employees	$ 4,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Managed Municipal Income Trust and Putnam Tax-Free High Yield Fund.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 80th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

87th	93rd	92nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 15, 15, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-, three- and five-year periods ended March 31, 2007. In this regard, the Trustees considered Putnam Management’s view that the fund is under-leveraged relative to its Lipper peer group, which over the last several years has generally contributed to the fund’s lower yields and returns relative to the peer group average. The Trustees further took into account that they had previously approved the merger of this fund into Putnam Managed Municipal Income Trust, subject to shareholder approval.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 57%, 93%, and 77%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 9 out of 15, 12 out of 12, and 10 out of 12, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 9/30/07 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FRB Floating Rate Bonds
CIFG CIFG Assurance North America, Inc.	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (129.1%)*

	Rating**	Principal amount	Value

Alabama (0.5%)
Butler, Indl. Dev. Board Solid Waste Disp.
Rev. Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$550,000	$528,017
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	250,000	252,585
			780,602

Arizona (2.7%)
Apache Cnty., Indl. Dev. Auth. Poll.
Control Rev. Bonds (Tucson Elec.
Pwr. Co.), Ser. A, 5.85s, 3/1/28	Baa3	250,000	251,165
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	500,000	566,425
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 1/4s, 12/1/19	B+/P	1,000,000	1,071,460
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	750,000	772,283
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B,
5 1/4s, 12/1/19	BBB	500,000	508,930
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.),
5.05s, 6/1/25	BBB–	325,000	315,731
Tempe, Indl. Dev. Auth. Sr. Living Rev.
Bonds (Friendship Village), Ser. A,
5 3/8s, 12/1/13	BB–/P	500,000	507,380
			3,993,374

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Arkansas (0.8%)
Baxter Cnty., Hosp. Rev. Bonds, 5s, 9/1/22	Baa2	$250,000	$249,208
Independence Cnty., Poll. Control Rev.
Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	400,000	401,292
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 4.6s, 10/1/17	A–	260,000	260,772
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	285,000	280,118
			1,191,390

California (9.6%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 6.2s, 10/1/27	BBB–	155,000	157,930
CA Hlth. Fac. Fin. Auth. Rev. Bonds (CA-NV
Methodist), 5s, 7/1/26	A+	240,000	241,502
CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA), 5 1/4s, 2/1/27	Baa2	750,000	747,240
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	560,000	561,131
CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
4 7/8s, 10/1/35	BBB–	200,000	180,928
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	645,000	612,608
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area),
6.1s, 9/1/21	BBB/P	1,000,000	1,041,120
(No. 07-1 Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB/P	250,000	254,168
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	500,000	507,785
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	425,000	432,085
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28
(Prerefunded)	BB/P	350,000	372,246
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	2,034,200
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B–/P	385,000	357,792
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-1, 5s, 6/1/33	BBB	750,000	661,905
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	60,000	60,639
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (No. 00-18 Group 3),
5.55s, 9/2/26	BBB/P	500,000	504,485

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

California continued
Murrieta, Cmnty. Fac. Dist. Special Tax
(No. 2 The Oaks Impt. Area A), 6s, 9/1/34	BB+/P	$250,000	$255,923
Orange Cnty., Cmnty. Fac. Dist. Rev. Bonds
(Ladera Ranch - No. 1), 6s, 8/15/25
(Prerefunded)	AAA	1,000,000	1,078,910
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Ladera Ranch No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	250,000	249,300
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1-Westpark), 5 1/4s, 9/1/19	BB/P	100,000	100,316
(Dist. No. 1-Westpark), 5s, 9/1/20	BB/P	500,000	487,445
(Dist. No. 1), 5s, 9/1/14	BB/P	1,045,000	1,047,372
Santaluz, Cmnty. Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	725,000	727,813
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	835,000	883,655
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1),
zero %, 9/1/14	B/P	935,000	571,781
			14,130,279

Colorado (0.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	225,000	227,063
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	165,000	171,148
(Evangelical Lutheran), 5s, 6/1/29	A3	105,000	103,898
Denver, City & Cnty. Special Fac. Arpt.
Rev. Bonds (United Airlines), Ser. A,
5 1/4s, 10/1/32	B	100,000	93,037
			595,146

Connecticut (0.5%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	769,403

Delaware (1.5%)
DE State Rev. Bonds (Beebe Med. Ctr.),
Ser. A, 5s, 6/1/30	Baa1	1,000,000	953,020
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,002,930
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/36	BBB-	100,000	90,263
Sussex Cnty., Rev. Bonds (First Mtge. -
Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	150,000	152,690
			2,198,903

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, 6 1/4s, 5/15/24	BBB	$895,000	$926,397

Florida (11.6%)
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 7/8s, 5/1/14	BB–/P	750,000	754,628
Double Branch Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 6.7s, 5/1/34	BB/P	970,000	1,079,222
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B
5 1/8s, 11/1/09	BB/P	85,000	84,543
5s, 11/1/07	BB/P	5,000	5,000
FL State Mid-Bay Bridge Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	770,000	800,800
Fleming Island, Plantation Cmnty. Dev.
Dist. Special Assmt. Bonds, Ser. B,
7 3/8s, 5/1/31 (Prerefunded)	AAA	350,000	385,518
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/21	BBB+	525,000	540,797
5 1/4s, 6/1/19	BBB+	655,000	679,877
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB–/P	395,000	370,948
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt., Ser. B, 5s, 11/1/09	BB/P	140,000	138,772
Islands at Doral III, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. 04-A,
5.9s, 5/1/35	BB/P	490,000	486,673
Jacksonville, Econ. Dev. Comm. Indl. Dev.
Rev. Bonds (Gerdau Ameristeel US, Inc.),
5.3s, 5/1/37	Ba1	300,000	293,412
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s,
11/15/29 (Prerefunded)	AAA	1,075,000	1,127,761
(Shell Pt./Alliance Oblig. Group), 5 1/8s,
11/15/36	BBB–	100,000	93,075
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	500,000	485,515
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s,
10/1/25	BB–/P	1,100,000	1,116,489
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	525,920
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB–/P	735,000	689,268
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	490,000	482,753

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Florida continued
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	$500,000	$548,960
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	740,000	748,961
Six Mile Creek, Cmnty. Dev. Dist. Rev.
Bonds, 5.65s, 5/1/22	BB–/P	340,000	325,662
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-2, 5 3/8s, 5/1/13	BB–/P	750,000	728,018
South Miami, Hlth. Fac. Hosp. Rev. Bonds
(Baptist Hlth. South FL Group), 5s, 8/15/27	Aa3	1,000,000	1,016,300
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	485,000	464,843
Split Pine, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	700,000	602,294
Tampa Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds (New Port), Ser. A,
5 7/8s, 5/1/38	BB–/P	600,000	532,398
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	125,000	111,053
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.), Ser. A,
6 5/8s, 5/1/33	BBB–/P	475,000	494,489
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	300,000	271,113
Ser. B, 5s, 11/1/13	BB–/P	200,000	192,388
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds
Ser. A, 5 5/8s, 5/1/37	BB–/P	275,000	252,285
Ser. B, 5 1/8s, 11/1/12	BB–/P	120,000	115,244
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	300,000	309,375
6 1/4s, 5/1/22	BB–/P	195,000	198,873
			17,053,227

Georgia (3.6%)
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	2,000,000	2,264,200
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A,
6 1/8s, 2/15/34	B+/P	175,000	179,515
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	2,400,000	2,403,192

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Georgia continued
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring
Harbor Green Island), 5 1/4s, 7/1/27	B+/P	$200,000	$189,852
Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	200,000	201,732
			5,238,491

Idaho (0.9%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd.,
5.15s, 7/1/29	Aaa	505,000	506,303
Madison Cnty., Hosp. COP
5 1/8s, 9/1/14	BBB–	500,000	508,560
5 1/8s, 9/1/13	BBB–	250,000	254,515
			1,269,378

Illinois (2.4%)
Chicago, Board of Ed. VRDN, Ser. D-2,
CIFG, 4.05s, 3/1/36	VMIG1	1,350,000	1,350,000
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing),
5 5/8s, 3/1/36	BB–/P	250,000	247,710
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt
Obligation), 5.65s, 11/15/24
(Prerefunded)	A1	750,000	789,090
IL Fin. Auth. Rev. Bonds (Landing At
Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	204,572
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	250,000	235,483
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	194,701	174,590
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	500,000	517,945
			3,519,390

Indiana (1.4%)
Anderson, Econ. Dev. Rev. Bonds (Anderson
U.), 5s, 10/1/28	BBB–/F	180,000	172,328
IN Bk. Special Program Gas Rev. Bonds,
Ser. A, 5 1/4s, 10/15/21	Aa2	325,000	340,821
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	1,000,000	1,019,180
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	509,275
			2,041,604

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Iowa (4.2%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	$2,080,000	$2,500,347
Ser. A, 5s, 7/1/19	BBB–	910,000	894,084
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6 1/8s, 11/15/32	BB/P	550,000	561,253
IA State Higher Ed. Loan Auth. Rev. Bonds,
5s, 10/1/22	BBB–/F	800,000	784,296
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	500,000	453,785
Ser. B, zero %, 6/1/34	BBB	1,000,000	923,130
			6,116,895

Kentucky (0.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	305,000	338,889

Louisiana (1.3%)
Desoto Parish, Rev. Bonds (Intl. Paper Co.
Project), Ser. A, 5s, 10/1/12	BBB	250,000	257,563
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Hlth. Care - St. James
Place), Ser. A, 7s, 11/1/26	B–/P	1,320,000	1,332,421
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	250,000	258,465
			1,848,449

Maine (1.2%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	735,000	741,167
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	1,000,000	1,043,840
			1,785,007

Maryland (3.2%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/22	BBB+	375,000	375,799
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	500,000	534,710
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	150,000	147,725
(King Farm Presbyterian Cmnty.), Ser. B,
4 3/4s, 1/1/13	B/P	700,000	700,203
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	200,000	202,682
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A-3, 4.95s, 12/31/49	A3	2,000,000	2,014,040

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Maryland continued
Westminster, Econ. Dev. Rev. Bonds
(Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	$600,000	$622,182
5 7/8s, 5/1/21	BB/P	150,000	154,311
			4,751,652

Massachusetts (7.0%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,000,000	1,011,210
MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research),
5 3/4s, 2/1/29	Baa3	1,000,000	1,006,210
(Linden Ponds, Inc.), Ser. A,
5 1/2s, 11/15/27	BB/P	425,000	422,926
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	550,000	551,271
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A,
5s, 1/1/19	A–	110,000	115,388
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	BBB–/P	730,000	869,372
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	350,000	372,817
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,575,000	1,659,011
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,350,000	1,426,194
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,035,980
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	500,000	503,520
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	450,000	434,903
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB–/P	250,000	250,738
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB–	600,000	602,070
			10,261,610

Michigan (4.1%)
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City), Ser. A, 5 3/4s, 9/1/17	Ba1	265,000	269,198
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB–/P	200,000	190,998
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,038,070
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/30	BBB	500,000	452,260
(Midmichigan Hlth. Oblig. Group), Ser. A,
5s, 4/15/26	A1	1,050,000	1,056,500
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	1,000,000	997,780

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Michigan continued
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S.
Govt. Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	$1,350,000	$1,518,413
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	480,000	480,288
			6,003,507

Minnesota (2.7%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A–	1,500,000	1,509,285
Duluth, Econ. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (BSM Properties, Inc.),
Ser. A, 5 7/8s, 12/1/28	B+/P	115,000	114,993
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care),
5 3/8s, 10/1/26	B/P	200,000	196,382
MN State Higher Ed. Fac. Auth. Rev. Bonds
(The College of St. Catherine),
Ser. 5-N1, 5s, 10/1/18	Baa1	1,000,000	1,014,550
North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	315,000	320,768
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast)
6s, 11/15/25	Baa3	350,000	369,985
Ser. B, 5.85s, 11/1/17	Baa3	250,000	255,178
St. Paul, Port Auth. Lease Rev. Bonds
(Regions Hosp. Pkg. Ramp),
Ser. 1, 5s, 8/1/36	BBB–/P	225,000	206,381
			3,987,522

Mississippi (1.1%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.),
Ser. B, 6.7s, 4/1/22	Baa2	1,000,000	1,151,390
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	395,000	403,994
			1,555,384

Missouri (3.1%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A, 5 1/2s, 6/1/16	A+	1,000,000	1,058,120
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtge. Bishop Spencer),
Ser. A, 6 1/2s, 1/1/35	BB–/P	500,000	523,715
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 4.05s, 6/1/22	VMIG1	300,000	300,000

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Missouri continued
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1,
GNMA Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	$320,000	$328,515
(Single Fam. Homeowner Loan), Ser. B-1,
GNMA Coll., FNMA Coll., 7.45s, 9/1/31	AAA	340,000	350,176
(Single Fam. Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	475,000	492,309
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	320,000	324,077
(Single Fam. Home Ownership Loan), Ser. D,
GNMA Coll., FNMA Coll., 5.55s, 9/1/34	Aaa	1,185,000	1,201,626
			4,578,538

Montana (0.3%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	150,000	153,840
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B3	250,000	259,120
			412,960

Nevada (3.9%)
Clark Cnty., G.O. Bonds (Pk. & Regl.
Justice Ctr.), FGIC, 5 5/8s, 11/1/19
(Prerefunded)	Aaa	3,500,000	3,650,570
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151), 5s, 8/1/20	BB/P	425,000	410,142
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB/P	250,000	258,080
Henderson, Local Impt. Dist. Special Assmt.
(No. T-16), 5 1/8s, 3/1/25	BB/P	195,000	181,085
(No. T-17), 5s, 9/1/18	BB/P	100,000	95,775
(No. T-18), 5s, 9/1/16	BB–/P	500,000	485,290
Las Vegas, Local Impt. Board Special
Assmt. (Dist. No. 607), 5.9s, 6/1/18	BB/P	320,000	328,160
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 - Summerlin Area), 5.65s, 6/1/23	BB/P	245,000	248,334
			5,657,436

New Hampshire (1.8%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A,
6 7/8s, 5/1/33	BB–/P	600,000	635,592
(Southern NH Med. Ctr.), Ser. A,
5 1/4s, 10/1/28	A–	1,425,000	1,450,508
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	600,000	603,870
NH State Bus. Fin. Auth. Swr. & Solid
Waste Rev. Bonds (Crown Paper Co.),
7 7/8s, 7/1/26 (In default) †	D/P	1,394,189	14
			2,689,984

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

New Jersey (7.6%)
NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	$1,500,000	$1,516,440
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	1,000,000	1,035,270
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	200,000	202,744
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	1,047,970
(Seabrook Village), 5 1/4s, 11/15/26	BB–/P	160,000	154,562
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	2,400,000	1,097,712
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/8s, 6/1/32 (Prerefunded)	AAA	3,410,000	3,839,865
Ser. 1A, 5s, 6/1/29	BBB	1,100,000	984,104
Ser. 1A, 4 1/2s, 6/1/23	BBB	1,315,000	1,237,165
			11,115,832

New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	600,000	568,578
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	290,000	295,655
			864,233

New York (11.8%)
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev.
Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	752,108
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	630,000	641,762
5s, 7/1/10	BB	120,000	120,601
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	775,000	782,494
Niagara Cnty., Indl. Dev. Agcy. Rev.
Bonds, Ser. C, 5 5/8s, 11/15/24	Baa2	400,000	408,788
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	B–/P	200,000	210,550
Ser. A, 6 1/4s, 3/1/15	B–/P	500,000	523,155
NY City, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	805,000	823,531
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	200,000	216,862
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I, LLC),
Ser. A, 5 1/2s, 7/1/28	Baa3	1,300,000	1,293,513

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B	$250,000	$283,398
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	170,000	187,559
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B	2,150,000	2,371,708
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	1,000,000	920,160
(Jetblue Airways Corp.), 5s, 5/15/20	B	100,000	90,328
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	500,000	501,015
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa1	350,000	352,111
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,400,000	1,424,472
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $1,200,000) ‡	BB/P	1,200,000	1,236,180
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 3rd Installment),
7s, 10/1/07	BB+/P	100,000	100,000
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	500,000	507,850
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	1,000,000	1,074,820
(Jefferson’s Ferry), Ser. A, 7 1/4s,
11/1/28 (Prerefunded)	AAA	1,000,000	1,095,430
(Jeffersons Ferry), 5s, 11/1/15	BBB–	525,000	534,760
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	830,704
			17,283,859

North Carolina (4.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds, Ser. C, 5.3s, 1/1/15	Baa1	1,500,000	1,579,005
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,121,422
(Deerfield), Ser. A, 5s, 11/1/23	A–/F	250,000	245,923
(First Mtge. - Pines at Davidson), Ser. A,
5s, 1/1/18	A–/F	835,000	853,621
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. Givens Estates), Ser. A,
6 1/2s, 7/1/32 (Prerefunded)	BB–/P	750,000	864,225
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	690,000	670,804

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

North Carolina continued
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	$100,000	$96,944
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	143,501
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,057,580
			6,633,025

North Dakota (0.8%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s,
8/15/24 (Prerefunded)	Baa2	1,000,000	1,104,450

Ohio (3.6%)
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	600,000	592,974
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/32	Aa3	1,000,000	1,067,810
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,500,000	1,627,740
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College), 4.85s, 7/1/14	A1	1,000,000	1,051,560
OH State Wtr. Dev. Auth. Solid Waste Disp.
Rev. Bonds (Allied Waste N.A. Inc.),
Ser. A, 5.15s, 7/15/15	B+	400,000	398,700
Toledo-Lucas Cnty., Port Auth. Rev. Bonds
(CSX Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	558,415
			5,297,199

Oklahoma (1.0%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	250,000	254,358
(Homeowner Loan), Ser. C-2, GNMA Coll.,
FNMA Coll., 5.7s, 9/1/35	Aaa	225,000	237,080
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	Aaa	580,000	606,001
5 3/4s, 8/15/29 (Prerefunded)	Aaa	420,000	441,004
			1,538,443

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Oregon (1.1%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	$1,000,000	$1,037,570
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	615,000	624,975
			1,662,545

Pennsylvania (4.6%)
Allegheny Cnty., Hosp. Dev. Auth.
Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/22
(Prerefunded)	AAA	195,000	230,556
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15
(Prerefunded)	AAA	585,000	675,757
(Hlth. Syst.-West PA), Ser. A, 5s, 11/15/28	Ba2	795,000	745,654
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. - USX Corp.), 6s, 1/15/14	Baa1	750,000	762,480
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	600,000	615,924
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A
6 1/8s, 1/1/25	BB/P	550,000	563,239
5.1s, 1/1/12	BB/P	400,000	399,816
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	575,000	586,678
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26
(Prerefunded)	AA–	250,000	273,970
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B–/P	400,000	410,344
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia U.), 5s, 6/1/30	Baa2	270,000	261,792
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A	60,000	62,774
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	750,000	844,358
Wilkes-Barre, Fin. Auth. (Wilkes U.),
5s, 3/1/22	BBB	315,000	317,101
			6,750,443

Puerto Rico (0.9%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, 5s, 7/1/28	BBB	270,000	273,205
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,063,870
			1,337,075

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Rhode Island (1.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, 6 1/8s, 6/1/32	BBB	$2,025,000	$2,043,954

South Carolina (2.5%)
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37
(Prerefunded)	A+	1,250,000	1,377,963
Lexington Cnty., Hlth. Svcs. Dist. Hosp.
Rev. Bonds, 5s, 11/1/23	A+	500,000	507,495
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth.), Ser. A, 7 3/8s, 12/15/21
(Prerefunded)	BBB+/F	600,000	677,760
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	890,000	994,397
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	110,000	122,903
			3,680,518

South Dakota (1.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtg.), Ser. H, 5s, 5/1/28	AAA	620,000	626,553
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,263,875
			1,890,428

Tennessee (2.3%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33	Baa1	1,500,000	1,673,115
Johnson City, Hlth. & Edl. Facs. Board
Retirement Fac. Rev. Bonds (Appalachian
Christian Village), Ser. A, 6 1/4s, 2/15/32	BB–/P	400,000	413,516
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	625,000	704,400
6 1/2s, 9/1/26 (Prerefunded)	AAA	375,000	422,640
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds (Wellmont Hlth.
Syst.), Ser. C, 5s, 9/1/22	BBB+	200,000	199,782
			3,413,453

Texas (6.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement),
5 7/8s, 11/15/18 #	BB–/P	1,000,000	1,018,070
Brazoria Cnty., Brazos River Harbor Naval
Dist. (Dow Chemical Co.), Ser. A-3,
5 1/8s, 5/15/33	A3	170,000	165,383

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Texas continued
Fort Worth, Higher Ed. Fin. Corp. Rev.
Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	$400,000	$401,696
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B3	1,450,000	1,502,606
(Special Fac. — Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	1,450,000	1,508,682
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	AAA/P	250,000	256,885
Sabine River Auth. Rev. Bonds
(TXU Electric), Ser. C, 5.2s, 5/1/28	Baa2	500,000	461,375
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Rev. Bonds (Northwest Sr. Hsg.
Edgemere), Ser. A, 5 3/4s, 11/15/16	BB–/P	125,000	132,446
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Retirement Fac. Rev. Bonds
(Air Force Village), 5 1/8s, 5/15/27	BBB–/P	1,325,000	1,312,797
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/29	Baa3	2,150,000	2,184,981
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds, Ser. C, GNMA/FNMA Coll.,
6.9s, 7/2/24 #	AAA	1,100,000	1,104,081
			10,049,002

Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7 1/2s, 2/1/10	BB–	800,000	804,760

Vermont (1.0%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	1,450,000	1,455,597

Virginia (2.3%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	400,000	418,792
6 1/2s, 6/1/22	BB+/P	600,000	628,836
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
5s, 10/1/22	BBB–	400,000	394,604
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	200,000	198,246
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	500,000	510,910

MUNICIPAL BONDS AND NOTES (129.1%)* continued

	Rating**	Principal amount	Value

Virginia continued
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	$1,000,000	$1,025,480
Winchester, Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
Ser. A, 5.2s, 1/1/27	BB/P	200,000	198,302
			3,375,170

Washington (0.7%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	950,000	997,472

West Virginia (0.6%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	825,000	838,959

Wisconsin (2.3%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds,
6 3/8s, 6/1/32	BBB	1,500,000	1,559,430
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan), 5 3/4s,
8/15/30 (Prerefunded)	A–	1,600,000	1,748,080
			3,307,510

Wyoming (0.3%)
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa2	450,000	444,933

Total municipal bonds and notes (cost $182,968,685)			$189,584,277

COMMON STOCKS (—%)* (cost $1,428,766)

		Shares	Value

Tembec, Inc. (Canada) †		29,974	$20,216

TOTAL INVESTMENTS
Total investments (cost $184,397,451)			$189,604,493

  * Percentages indicated are based on net assets of $146,807,503.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2007 was $1,236,180 or 0.8% of net assets.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2007.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and FRB are the current interest rates at September 30, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at September 30, 2007 (as a percentage of net assets):

Health care	59.5%
Land	14.2

FUTURES CONTRACTS OUTSTANDING at 9/30/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 5 yr (Short)	68	$7,278,125	Dec-07	$(54,165)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $184,397,451)	$189,604,493

Cash	50,843

Interest and other receivables	3,207,981

Receivable for securities sold	35,344

Receivable from Manager (Note 2)	65,416

Total assets	192,964,077

LIABILITIES

Distributions payable to shareholders	643,710

Distributions payable to preferred shareholders (Note 1)	18,906

Payable for compensation of Manager (Note 2)	266,048

Payable for investor servicing (Note 2)	12,255

Payable for Trustee compensation and expenses (Note 2)	65,255

Payable for administrative services (Note 2)	1,307

Other accrued expenses	149,093

Total liabilities	1,156,574

Series A remarketed preferred shares: (4,000 shares
authorized; 900 shares issued at $50,000 per share) (Note 4)	45,000,000

Net assets	$146,807,503

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$165,111,660

Undistributed net investment income (Note 1)	83,898

Accumulated net realized loss on investments (Note 1)	(23,540,932)

Net unrealized appreciation of investments	5,152,877

Total — Representing net assets applicable to common shares outstanding	$146,807,503

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($146,807,503 divided by 18,998,001 shares)	$7.73

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 9/30/07 (Unaudited)

INTEREST INCOME	$ 5,542,701

EXPENSES

Compensation of Manager (Note 2)	559,108

Investor servicing fees (Note 2)	40,609

Custodian fees (Note 2)	4,543

Trustee compensation and expenses (Note 2)	23,438

Administrative services (Note 2)	7,147

Preferred share remarketing agent fees	57,188

Legal expense	81,132

Other	188,696

Total expenses	961,861

Expense reduction (Note 2)	(73,270)

Net expenses	888,591

Net investment income	4,654,110

Net realized loss on investments (Notes 1 and 3)	(47,833)

Net realized loss on futures contracts (Note 1)	(149,665)

Net unrealized depreciation of investments and futures contracts during the period	(5,025,145)

Net loss on investments	(5,222,643)

Net decrease in net assets resulting from operations	$ (568,533)

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(852,529)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(1,421,062)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	9/30/07*	3/31/07

Operations:
Net investment income	$ 4,654,110	$ 9,901,382

Net realized loss on investments	(197,498)	(54,169)

Net unrealized appreciation (depreciation) of investments	(5,025,145)	2,551,717

Net increase (decrease) in net assets resulting
from operations	(568,533)	12,398,930

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(1,062)

From tax exempt net investment income	(852,529)	(1,598,277)

Net increase (decrease) in net assets resulting
from operations (applicable to common shareholders)	(1,421,062)	10,799,591

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(7,519)

From tax exempt net investment income	(3,913,218)	(8,135,878)

Decrease from shares repurchased (Note 5)	(16,340,591)	(4,557,675)

Total decrease in net assets	(21,674,871)	(1,901,481)

NET ASSETS

Beginning of period	168,482,374	170,383,855

End of period (including undistributed net investment
income of $83,898 and $195,535, respectively)	$146,807,503	$168,482,374

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	21,131,981	21,777,146

Shares repurchased (Note 5)	(2,132,632)	(645,165)

Retirement of shares held by the fund (Note 5)	(1,348)	—

Common shares outstanding at end of period	18,998,001	21,131,981

Remarketed preferred shares outstanding at beginning
and end of period	900	900

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	9/30/07	3/31/07	3/31/06	3/31/05	3/31/04	3/31/03

Net asset value,
beginning of period
(common shares)	$7.97	$7.82	$7.72	$7.76	$7.53	$7.79

Investment operations:
Net investment income (a)	.23	.46	.44	.43	.47	.55

Net realized and unrealized
gain (loss) on investments	(.25)	.11	.07	(.05)	.22	(.26)

Total from
investment operations	(.02)	.57	.51	.38	.69	.29

Distributions to
preferred shareholders:
From net investment income	(.04)	(.07)	(.05)	(.03)	(.02)	(.03)

Total from
investment operations:
(applicable to
common shareholders)	(.06)	.50	.46	.35	.67	.26

Distributions to
common shareholders:
From net investment income	(.20)	(.38)	(.38)	(.39)	(.44)	(.52)

Total distributions	(.20)	(.38)	(.38)	(.39)	(.44)	(.52)

Increase from
shares repurchased	.02	.03	.02	—	—	—

Net asset value,
end of period
(common shares)	$7.73	$7.97	$7.82	$7.72	$7.76	$7.53

Market value,
end of period
(common shares)	$7.04	$7.54	$7.01	$6.67	$7.04	$6.97

Total return at
market value (%)
(common shares) (b)	(4.12)*	13.39	10.92	0.50	7.54	(1.55)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$146,808	$168,482	$170,384	$171,804	$172,815	$167,734

Ratio of expenses to
average net assets (%)(c,d)	.61*	1.04	1.15	1.19	1.16	1.17

Ratio of net investment
income to average net
assets (%)(c)	2.41*	4.89	4.93	5.26	5.84	6.70

Portfolio turnover (%)	8.79*	9.77	22.39	24.67	36.95	34.56

(Continued on next page)

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Municipal Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund’s manager, Putnam Investment Management, LLC, (“Putnam Management”), a wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests a substantial portion of its assets in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2007, the fund had a capital loss carryover of $22,329,447 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 1,445,345	March 31, 2008

1,742,951	March 31, 2009

865,353	March 31, 2010

678,750	March 31, 2011

12,315,216	March 31, 2012

4,095,518	March 31, 2013

273,437	March 31, 2014

912,877	March 31, 2015

The aggregate identified cost on a tax basis is $184,389,149, resulting in gross unrealized appreciation and depreciation of $8,604,003 and $3,388,659, respectively, or net unrealized appreciation of $5,215,344.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7-day period. The applicable dividend rate for the remarketed preferred shares on September 30, 2007 was 4.00% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended September 30, 2007, the fund incurred $42,058 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended September 30, 2007, the fund’s expenses were reduced by $73,270 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $284, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,299,564 and $33,397,696, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Remarketed preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 2007, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007.

For the six months ended September 30, 2007, the fund repurchased 19,434 common shares for an aggregate purchase price of $132,355, which reflects a weighted-average discount from net asset value per share of 10.96% .

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007).

Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

In July 2007, the fund repurchased 2,113,198 common shares pursuant to an issuer tender offer commenced on June 4, 2007 for up to 10% of its outstanding common shares, at $7.67 per share, for an aggregate purchase price of $16,208,236. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 9, 2007.

During the period, the fund retired 1,348 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 6: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Managed Municipal Income Trust. The transaction is anticipated to occur in 2008. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

10,817,522	1,112,113	511,968

All tabulations rounded to the nearest whole number.

October 22, 2007 meeting

A special meeting of shareholders of the fund was held on October 22, 2007.

At that meeting, a proposal to merge the fund into Putnam Managed Municipal Income Trust was adjourned to a later date.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

About Putnam Investments

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Richard S. Robie, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President
Management, LLC	President
One Post Office Square		Francis J. McNamara, III
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Legal Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Robert R. Leveille
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		Chief Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Mark C. Trenchard
State Street Bank and	and Treasurer	Vice President and
Trust Company		BSA Compliance Officer
Steven D. Krichmar
Legal Counsel	Vice President and Principal	Judith Cohen
Ropes & Gray LLP	Financial Officer	Vice President, Clerk and
Assistant Treasurer
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Wanda M. McManus
Jameson Adkins Baxter,	Accounting Officer and	Vice President, Senior Associate
Vice Chairman	Assistant Treasurer	Treasurer and Assistant Clerk
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy	Nancy E. Florek
Myra R. Drucker	Vice President and	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Assistant Treasurer	Assistant Treasurer and
Paul L. Joskow		Proxy Manager
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA711 247891 11/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

April 1 - April
30, 2007	-	-	-	1,091,762
May 1 - May
31, 2007	-	-	-	1,091,762
June 1 - June
30, 2007	-	-	-	1,091,762
July 1 - July 31,	2,113,198	$7.67	2,113,198***	1,091,762

2007
August 1 -
August 31,
2007	19,434	$6.81	19,434	1,072,328
September 1 -
September 30,
2007	-	-	-	1,072,328

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,113,366 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,226,731 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

***Includes 2,113,198 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $7.67 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Municipal Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007